AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
SELECT RESERVESM
FLEXIBLE PAYMENT VARIABLE AND FIXED INDIVIDUAL
DEFERRED ANNUITY CONTRACTS
SUPPLEMENT DATED OCTOBER 15, 2002
TO
PROSPECTUS
DATED MAY 1, 2001
AS SUPPLEMENTED SEPTEMBER 4, 2001
AND AS SUPPLEMENTED OCTOBER 24, 2001
AND AS SUPPLEMENTED AUGUST 26, 2002

          American General Life Insurance Company ("AGL") is amending the Prospectus for the sole purpose of changing the investment options available under the Contracts, due to a Fund's proposed merger and subject to shareholder approval.

          AGL has received notification that the Board of Directors of The OFFIT Variable Insurance Fund, Inc. (the "OFFIT VIF") has approved a merger of OFFIT VIF-Emerging Markets Bond Fund, OFFIT VIF-High Yield Fund, OFFIT VIF-Total Return Fund and OFFIT VIF-U.S. Government Securities Fund, each a series of the OFFIT VIF, into Evergreen Offit VA Emerging Markets Bond Fund, Evergreen VA High Income Fund, Evergreen VA Strategic Income Fund and Evergreen Offit VA U.S. Government Securities Fund, respectively (the "Evergreen Funds"). Each of the Evergreen Funds is a series of the Evergreen Variable Annuity Trust (the "Evergreen Trust").

          In connection with this merger, Contract Owners that had Account Value in one or more series of the OFFIT VIF on August 30, 2002 (the "Record Date") are entitled to vote on the merger described above at a Special Meeting of Shareholders for the OFFIT VIF on November 1, 2002. To facilitate the voting process, the Contract Owners described in the previous sentence will receive a proxy voting card and other information relating to the merger to enable such Contract Owners to vote on the merger.

          If the merger is approved, then on November 8, 2002 all Contract Owners with Account Values in one or more series of the OFFIT VIF will automatically have their Account Values moved into the corresponding series of the Evergreen Trust.

          Please note that if we receive any instructions from you to transfer Account Value into or out of a series of the OFFIT VIF after 3:00 p.m. Central Standard Time ("CST") on Thursday, November 7, 2002, we will delay such transfer until after 3:00 p.m. CST on Friday, November 8, 2002, when we will execute such transfer into or out of the series of the Evergreen Trust that corresponds to the series of the OFFIT VIF for which you gave us instructions. Your transfer will use prices established after the close of the New York Stock Exchange on Monday, November 11, 2002.

          If you have any questions, please call our Annuity Administration Department at 1-800-813-5065 or 1-281-878-7409.